SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
AMENDED FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 3, 2007
SEDONA CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15864	95-4091769
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1003 West Ninth Avenue	19406
King of Prussia, Pennsylvania	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (610) 337-8400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant’s Certifying Accountant.
On April 16, 2007, SEDONA Corporation (the “Company”) received a letter dated April 13, 2007 from McGladrey & Pullen, LLP (“McGladrey”) informing the Company that they were declining to stand for re-election as the Company’s independent auditors. The McGladrey role ceased upon the completion of the review of the quarterly financial data on Form 10-QSB for the quarter ending March 31, 2007, which was filed on May 18, 2007. The Company filed a Notification to that effect on Form 8-K and respective 8-KAs on April 19, 2007, May 21, 2007 and June 20, 2007.
On August 3, 2007, the Company’s audit committee appointed Asher & Company, Ltd. as its new independent accountants, beginning with the review of the quarterly financial data on Form 10-QSB for the quarter ending June 30, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: August 9, 2007

SEDONA CORPORATION

By:	/s/ MARCO EMRICH
Marco Emrich
President and Chief Executive Officer

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